Exhibit 3.1


                          BROCK CONTROL SYSTEMS, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                       1.

         The name of the corporation is BROCK CONTROL SYSTEMS, INC.

                                       2.

         The Articles of Incorporation of Brock Control Systems, Inc., as filed with the Georgia Secretary of State on October 1, 1984, as amended by those certain Articles of Amendment filed with the Georgia Secretary of State on May 9, 1990, are hereby amended and restated in their entirety as follows:

                                       I.

         The name of the Corporation is BROCK CONTROL SYSTEMS, INC.

                                       II.

         The Corporation shall have authority to issue 11,00,000 shares of stock, of which 1,000,000 shares shall be designated "Preferred Stock," no par value, and 10,000,000 shares shall be designated "Common Stock," no par value.

         The designations and preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of stock are as follows:

                                 Preferred Stock

         The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment shall be filed with the Georgia Secretary of State as required by law to be filed with respect to issuance of such Preferred Stock, prior to the issuance of any such shares.

         The Board of Directors is expressly authorized at any time to adopt resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, to file articles of amendment which are effective without shareholder action to increase or decrease the number of shares included in each series of Preferred Stock (but not to decrease the number of shares in any series below the number of shares then issued), and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each series.

                                  Common Stock

         Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article II, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges provided for herein, including, but not limited to, the following rights and privileges:

                  (a) Dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends;

                  (b) The holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring shareholder action, each share being entitled to one vote; and

                  (c) Upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the net assets of the Corporation available for distribution shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

                                      III.

         The registered office of the Corporation shall be at 229 Peachtree Street, N.E., Suite 2100, Atlanta, Georgia 30303 in Fulton County. The registered agent of the Corporation at such address shall be Joe G. Davis, Jr.

                                       IV.

         The name and address of the incorporator is:

                  R. Hunt Dunlap, Jr.
                  Cashin & Davis
                  229 Peachtree Street, N.E.
                  Suite 2100
                  Atlanta, Georgia 30303

                                       V.

         The mailing address of the principal office of the Corporation is:

                  Brock Control Systems, Inc.
                  2859 Paces Ferry Road
                  Suite 1000
                  Atlanta, Georgia 30339

                                       VI.

         (a) The number of directors of the Corporation shall be not less than two (2) and not more than eleven (11) as determined from time to time by the Board of Directors. If the number of directors fixed by the Board of Directors is less than six (6), all directors shall be deemed to belong to the same class and shall hold office until the next annual shareholders' meeting following their election or appointment. If the number of directors fixed by the Board of Directors is six (6) or more, the directors shall be divided into three classes (designated as "Class

I," "Class II" and "Class III") as nearly equal in number as possible. The directors in Class I first chosen shall hold office until the first annual meeting of the shareholders following their election or appointment. The directors in Class II first chosen shall hold office until the second annual meeting of the shareholders following their election or appointment. Directors in Class III first chosen shall hold office until the third annual meeting of the shareholders following their election or appointment. At each annual meeting of the shareholders held thereafter, directors shall be chosen for a term of three (3) years to succeed those whose terms expire.

         (b) Any vacancy in the Board of Directors resulting from the death, resignation or retirement of a director, or any other cause other than removal by the shareholders or increase in the number of directors, shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office.

         (c) Newly created directorships resulting from any increase in the authorized number of directors shall be filled by a majority vote of the remaining directors, though less than a quorum, and the directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders at which a successor shall be elected and shall qualify.

         (d) At any meeting of the shareholders called for the purpose, the entire board of directors or any individual director may, by the vote of eighty percent (80%) of all of the shares of the Corporation outstanding and entitled to vote for election of directors, be removed from office for cause.

         (e)   Notwithstanding   anything   contained   in  these   Articles  of
Incorporation to the contrary, the affirmative vote of the holders of at least eighty percent (80%) of the shares of the Corporation entitled to vote for election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article VI.

                                      VII.

         No director shall have any personal liability to the Corporation or to its shareholders for monetary damages for breach of duty of care or other duty as a director, by reason of any act or omission occurring subsequent to the date when this provision becomes effective, except that this provision shall not eliminate or limit the liability of a director for:

         (a) Any appropriation of any business opportunity of the Corporation in violation of his duties;

         (b) Acts or omissions which involve intentional misconduct or a knowing violation of law;

         (c) Liabilities of a director imposed by Section 14-2-832 of the Georgia Business Corporation Code; or

         (d) Any transaction from which the director derived an improper personal benefit.

                                      VIII.

         Notwithstanding any provision of law to the contrary, the affirmative vote of two-thirds of all of the votes entitled to be cast on the matter shall be sufficient, valid and effective, after due authorization, approval or advise of such action by the Board of Directors, as required by law, to approve and authorize the following acts of the Corporation:

         (a) amendment of the Articles of Incorporation of the Corporation;

         (b) consolidation of the Corporation with one or more corporations to form a new consolidated corporation;

         (c) merger of the Corporation into another corporation or the merger of one or more other corporations into the Corporation;

         (d) sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of the Corporation, including its goodwill;

         (e) the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; or

         (f) any other transaction that Section 14-2-1110 of the Georgia Business Corporation Code defines as a "Business Combination".

                                       IX.

         Any action required by law or by the Bylaws of the Corporation to be taken at a meeting of the shareholder of the Corporation, and any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a written consent, setting forth the action so taken, shall be signed by all the shareholders entitled to vote on the action.

         IN WITNESS WHEREOF, BROCK CONTROL SYSTEMS, INC. has caused these Amended and Restated Articles of Incorporation to be executed, its corporate seal affixed and the foregoing to be attested, all by duly authorized officers on the 4th day of February 1993.

                              BROCK CONTROL SYSTEMS, INC.

                              By:         /s/ Rodger L. Johnson
                                          ------------------------------------
                                          Rodger L. Johnson, President

                              Attest:     /s/ Donna M. Eckman
                                          ------------------------------------
                                          Donna M. Eckman, Secretary

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                          BROCK CONTROL SYSTEMS, INC.

               --------------------------------------------------

         1. The name of the corporation is BROCK CONTROL SYSTEMS, INC. (hereinafter the "Corporation").

         2. The Articles of Incorporation of the Corporation are hereby amended by deleting Article I. in its entirety and substituting the following in lieu thereof:

                                       "I.

            The name of the corporation is BROCK INTERNATIONAL, INC."

         3. This amendment to the Articles of Incorporation was duly adopted by unanimous written consent of the Board of Directors of the Corporation on January 31, 1996.

         4. Pursuant to Section 14-2-1002(6) of the Georgia Business Corporation Code, shareholder approval is not required for such an amendment.

            IN WITNESS WHEREOF, the undersigned does hereby set his hand effective this 2nd day of February, 1996.

                                        BROCK CONTROL SYSTEMS, INC.

                                        /s/ Richard T. Brock
                                        -------------------------------------
                                        Richard T. Brock,
                                        Chairman and President

ATTEST:

/s/ G. William Speer
- -----------------------------------
G. William Speer, Secretary

[CORPORATE SEAL]

                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           BROCK INTERNATIONAL, INC.

         1. The name of the corporation is BROCK INTERNATIONAL, INC. (hereinafter the "Corporation").

         2. The Restated Articles of Incorporation of the Corporation are hereby amended by deleting Article I. in its entirety and substituting the following in lieu thereof:

                                       "I.

          The name of the corporation is FIRSTWAVE TECHNOLOGIES, INC."

         3. All other provisions of the Restated Articles of Incorporation shall remain in full force and effect.

         4. This amendment to the Restated Articles of Incorporation was duly adopted by a unanimous written consent of the Board of Directors of the Corporation dated January 27, 1998.

         5. Pursuant to Section 14-2-1002(6) of the Georgia Business Corporation Code,shareholder approval is not required for such an amendment.

         6. The effective date of the foregoing amendment shall be March 1, 1998.

         IN WITNESS WHEREOF, the undersigned does hereby set his hand effective this 29th day of January, 1998.


                                   BROCK INTERNATIONAL, INC.

                                   /s/ Kenneth D. Barwick
                                   -----------------------------------------
                                   Kenneth D. Barwick, Senior Vice President

ATTEST:

/s/ G. William Speer
-----------------------------------
G. William Speer, Secretary

                              CERTIFICATE OF MERGER

                                       OF

                               NETGAIN CORPORATION
                             (a Georgia corporation)

                                  WITH AND INTO

                            BROCK INTERNATIONAL, INC.
                             (a Georgia corporation)


         Pursuant to Sections 14-2-1104 and 14-2-1105(b) of the Georgia Business Corporation Code (the "GBCC"), the undersigned corporation adopts the following Certificate of Merger as of this 18th day of February, 1998:

1. The name of the subsidiary corporation is NetGain Corporation, a Georgia corporation ("NetGain").

2. The name of the parent corporation is Brock International, Inc., a Georgia corporation ("Brock").

3. NetGain is hereby merged with and into Brock with Brock being the surviving corporation of the merger (hereinafter referred to as the "Surviving Corporation").

4.       The  Articles  of  Incorporation   and  the  Bylaws  of  the  Surviving
         Corporation shall continue in full force and effect as the Articles of Incorporation and Bylaws of the Surviving Corporation.

5. The executed Plan of Merger (the "Plan") dated February 18, 1998, as approved by the Surviving Corporation, is on file at the Surviving Corporation's principal place of business located at Overlook III, Suite 1000, 2859 Paces Ferry Road, Atlanta, Georgia 30339.

6. A copy of the Plan will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of record of NetGain or the Surviving Corporation.

7. Pursuant to Section 14-2-1104(b) of the GBCC, the Plan has been approved and adopted by the unanimous written consent of the Board of Directors of the Surviving Corporation dated February 23, 1998.

8. Pursuant to Section 14-2-1104(a) of the GBCC, shareholder approval of the merger is not required.

9. The Surviving Corporation, in its capacity as the holder of all the outstanding shares of NetGain, hereby waives the requirement of the mailing of the Plan to the Surviving Corporation as provided under the provisions of Section 14-2-1104 (c) of the GBCC.

10. A request for publication of a notice of filing of the Certificate of Merger and payment therefore will be made as required by Section 14-2-1105.1(b) of the GBCC.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger as of the day and year first written above.

                                     BROCK INTERNATIONAL, INC.



                                     By:      /s/ R.D. MacIntyre
                                         ---------------------------------------
                                              Name:    R. Douglas. MacIntyre
                                                    ----------------------------
                                              Title:      CEO
                                                     ---------------------------

                 ARTICLES OF  AMENDMENT  TO AMENDED  AND  RESTATED  ARTICLES  OF
                          INCORPORATION OF FIRSTWAVE TECHNOLOGIES, INC.

                                       1.

         The name of the Corporation is Firstwave Technologies, Inc.

                                       2.

         The Corporation hereby amends Article II of its Amended and Restated Articles of Incorporation to designate a class of Series A Convertible Preferred Stock consisting of 20,000 shares, no par value per share, as provided on Exhibit A attached hereto.

                                       3.

         These Articles of Amendment were duly adopted by the unanimous written consent of the Board of Directors of the Corporation, dated as of April 26, 1999. No shareholder approval was required to approve the amendment to Article II of the Corporation's Amended and Restated Articles of Incorporation.

         IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has executed these Articles of Amendment on behalf of the Corporation on April 28, 1999.

                                 FIRSTWAVE TECHNOLOGIES, INC.

                                 By:/s/ Richard T. Brock
                                    -----------------------------------------
                                 Name:  Richard T. Brock
                                 Title: President

                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                          FIRSTWAVE TECHNOLOGIES, INC.

                   A GEORGIA CORPORATION (the "Corporation")

           ---------------------------------------------------------


         Twenty thousand (20,000) shares of the Corporation's Preferred Stock, no par value per share, designated as "Series A Convertible Preferred Stock" ("Series A Preferred Stock"), are authorized for issuance with the voting powers, preferences and other special rights, qualifications, limitations and restrictions thereof set forth below:

     1. Dividends. Each holder of shares of Series A Preferred Stock shall be entitled to receive, with respect to each share of Series A Preferred Stock registered in his, her or its name on the stock transfer books of the Corporation, cumulative dividends at a rate of $9 per annum. Dividends on Series A Preferred Stock shall be paid annually on December 31 of each year to holders of record as of December 15 of such year (except that any holder that converts such holder's shares of Series A Preferred Stock pursuant to Section 3 hereof shall be paid, on the date of conversion, cumulative dividends dating only through the last full fiscal quarter prior to the date of conversion), shall accrue on each share beginning on the date of issuance, and shall be cumulative. Dividends payable on the Series A Preferred Stock shall be paid in cash or, at the election of the Corporation, in shares of the common stock, no par value per share (the "Common Stock") of the Corporation. If the Corporation elects to pay a dividend in shares of Common Stock, the number of shares of Common Stock to be paid for each such dividend shall equal the number of shares that could be purchased by an equivalent cash dividend at a price per share equal to the average closing prices for the Common Stock for the last 20 trading days preceding the record date on the principal trading market for the Common Stock. If there is no trading market for the Common Stock, the shares shall be valued for this purpose in good faith by the Board of Directors of the Corporation whose determination thereof shall be conclusive and binding on the holders of Series A Preferred Stock. Any payment made by the Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, shall be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of preferred stock that is junior to Series A Preferred Stock as long as any accrued dividends on the Series A Preferred Stock remain unpaid.

     2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled, before any distribution or payment is made upon the Common Stock or upon any other class or series or issue of preferred stock of the Corporation that is junior to the Series A Preferred Stock, to be paid an amount equal to $100 per share of Series A Preferred Stock, plus all accrued but unpaid dividends (such amounts being herein sometimes referred to as the "Liquidation Payments"). Thereafter, the holders of the Series A Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series A Preferred Stock are insufficient to permit payment to the holders of Series A Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be distributed shall be distributed ratably per share among the holders of Series A Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation shall be distributed ratably to the remaining holders of the Corporation's capital stock in accordance with their respective rights and preferences under the Corporation's Articles of Incorporation. The Corporation must give written notice of such liquidation, dissolution or winding up (stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable) by first class mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at its mailing address as shown by the records of the Corporation. A sale, lease, exchange or transfer of all or substantially all of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2.

     3.  Conversion.

         3.1 Right to  Convert.  Subject  to the terms  and  conditions  of this
Section 3, the holder of any share or shares of Series A Preferred Stock shall have the right, at such holder's option at any time after April 25, 2000, to convert any such shares of Series A Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the last full business day preceding the date fixed for payment of the Liquidation Payments) into such number of fully paid and nonassessable whole shares of Common Stock at a conversion price determined by dividing $100 by $2.06 (the "Conversion Price") (which equals 120% of the weighted average of the closing prices for the Common Stock for the last 20 trading days prior to the subscription for the Series A Preferred Stock for the holder thereof). If there is no trading market for the Common Stock, the shares shall be valued for this purpose in good faith by the Board of Directors of the Corporation whose determination thereof shall be conclusive and binding on the holders of Series A Preferred Stock. Such rights of conversion may be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Series A Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series A Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock are to be issued. The number of whole shares of Common Stock into which the Preferred Stock may be converted as determined hereinabove shall be adjusted to reflect any recapitalization of the Common Stock of the Corporation, including as a result of a stock dividend (other than shares of Common Stock paid to holders of Series A Preferred Stock as dividend payments) or a stock split.

         3.2 Issuance of Certificates; Time Conversion Effected. Promptly after the receipt by the Corporation of the written notice referred to in subsection
3.1 and the certificate or certificates for the share or shares of the Series A Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which the Corporation receives such written notice and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Preferred Stock shall cease (with respect to the shares of Series A Preferred Stock), and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

         3.3      Fractional Shares; Dividends; Partial Conversion.

                  (a) No fractional shares shall be issued upon conversion of the Series A Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series A Preferred Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered pursuant to subsection 3.1 exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock, represented by the certificate or certificates surrendered which are not to be converted.

                  (b) Upon conversion of any shares of Series A Preferred Stock, the holder of the shares of Series A Preferred Stock so converted shall be entitled to receive any dividends declared but unpaid with respect to such shares of Series A Preferred Stock provided that such dividends shall have been declared by the Board of Directors of the Corporation and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

         3.4      Other Notices.  If at any time:

                 (a) the Corporation declares any dividend upon its Common Stock payable in cash or stock or makes any other distribution to the holders of the Common Stock;

                 (b) the Corporation offers for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                 (c) there is any reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

                 (d) there is a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

  then the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         3.5 Stock to be Reserved. The Corporation must at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock of the Corporation may be listed. If at any time the number of authorized but unissued shares of Common Stock are insufficient to effect the conversion of all of the then outstanding shares of Series A Preferred Stock, the Corporation shall take such corporate actions as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         3.6 No Reissuance of Series A Preferred Stock. Shares of Series A Preferred Stock that are converted into shares of Common Stock as provided herein shall not be reissued.

         3.7 Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of the Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred Stock which is being converted.

         3.8 Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of such Series A Preferred Stock.

         3.9 Definition of Common Stock. As used in this Section 3, the term "Common Stock" means and includes the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that such term, when used to describe the securities receivable upon conversion of shares of the Series A Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation.

     4. Voting. Except as otherwise provided by law and herein, the holders of Series A Preferred Stock shall vote together with the holders of Common Stock on all matters to be voted on by the shareholders of the Corporation, and each holder of Series A Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series A Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote.

     5. Restrictions. At any time when shares of Series A Preferred Stock are outstanding, and in addition to any other vote of shareholders required by law or by the Corporation's Articles of Incorporation, without the prior consent of the holders of a majority of the outstanding Series A Preferred Stock, given in person or by proxy, either in writing, at an annual meeting or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series A Preferred Stock shall vote together as a class:

                  (a)      The Corporation will not:

                           (i) create or authorize the creation of any additional class or series of shares unless the same ranks junior to the Series A Preferred Stock both as to dividends and as to the distribution of assets on liquidation;

                           (ii) increase the  authorized  amount of the Series A
                  Preferred Stock, or increase the authorized amount of any additional class or series of shares unless the same ranks junior to the Series A Preferred Stock both as to dividends and as to the distribution of assets on liquidation; or

                           (iii) create or authorize any obligations or securities convertible into shares of Series A Preferred Stock or into shares of any other class unless the same ranks junior to the Series A Preferred Stock both as to dividends and as to the distribution of assets on liquidation, in each case whether any such creation or authorization or increase shall be by means of amendment of the Corporation's Articles of Incorporation, merger, consolidation or otherwise.

                  (b) The Corporation will not amend, alter or repeal the Corporation's Articles of Incorporation or Bylaws in any manner, or file any directors' resolutions pursuant to the Georgia Business Corporation Code containing any provision, in either case which affects the respective preferences, voting power, qualifications, special or relative rights or privileges of the Series A Preferred Stock or which in any manner adversely affects the Series A Preferred Stock or the holders thereof as a class.

     6.  Redemption.

         6.1 Call for Redemption. So long as dividends for all past dividend periods shall have been paid on all outstanding shares of Series A Preferred
Stock prior to any notice of redemption being given and the full dividends thereon for the then current dividend period shall have been paid or declared and amounts sufficient for the payment thereof set aside (or shares of Common Stock for such purpose shall have been reserved if the Corporation shall have elected to pay such dividend in such shares), commencing April 26, 2001, and at any time thereafter the Corporation, at the option of the Board of Directors, may redeem in whole or in part the shares of Series A Preferred Stock at the time outstanding, at any time or from time to time, upon notice given as hereinafter specified, at a redemption price of $100 per share. In case of any redemption of only a part of the shares of Series A Preferred Stock at the time outstanding, the redemption shall be pro rata.

         6.2 Notice. Notice of redemption of shares of Series A Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 20 days and not more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.

         6.3 Procedure. If such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, or, at the option of the Corporation, deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, on and after such redemption date, all shares so called for redemption, not theretofore converted and outstanding on the redemption date, shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of Georgia, shall be doing business in Georgia, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment thereof. Any funds so deposited or set aside by the Corporation which shall not be required for such redemption because of the exercise of any right of conversion pursuant to
  Section 3 hereof shall be released or repaid to the Corporation forthwith.

                              ARTICLES OF AMENDMENT

                                       OF

                          FIRSTWAVE TECHNOLOGIES, INC.



                                       1.

         The name of the corporation is Firstwave Technologies, Inc.

                                       2.

         The Corporation hereby amends Article II of its Amended and Restated Articles of Incorporation by adding at the end thereof the designation of a class of Series B Convertible Preferred Stock set forth on the attached Exhibit A.

                                       3.

         These Articles of Amendment were duly adopted by the Board of Directors of the Corporation on November 15, 2000. Pursuant to O.C.G.A. ss. 14-2-1003, shareholder consent was not required.

         IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has executed these Articles of Amendment to the Amended and Restated Articles of Incorporation of Firstwave Technologies, Inc. on this 15th day of November, 2000.


                                             FIRSTWAVE TECHNOLOGIES, INC.



                                             By:  /s/ Richard T. Brock
                                                -------------------------------
                                             Name:  Richard T. Brock
                                             Title:  President

                                    EXHIBIT A



                           CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES B CONVERTIBLE PREFERRED STOCK

                                       OF

                         FIRSTWAVE TECHNOLOGIES, INC.,

                   A GEORGIA CORPORATION (the "Corporation")


           ---------------------------------------------------------


         15,000 shares of the Corporation's Preferred Stock, no par value per share, designated as "Series B Convertible Preferred Stock" ("Series B Preferred Stock"), are authorized for issuance with the voting powers, preferences and other special rights, qualifications, limitations and restrictions thereof set forth below:

         1. Dividends. Each holder of shares of Series B Preferred Stock shall be entitled to receive, with respect to each share of Series B Preferred Stock registered in his, her or its name on the stock transfer books of the Corporation, cumulative dividends at a rate of $9.00 (nine dollars) per annum. Dividends on Series B Preferred Stock shall be paid annually on December 31 of each year (commencing December 31, 2001) to holders of record as of December 15 of such year, shall accrue on each share beginning on the date of issuance, and shall be cumulative. Dividends payable on the Series B Preferred Stock shall be paid in cash or, at the election of the Corporation, in shares of the common stock, no par value per share (the "Common Stock") of the Corporation. If the Corporation elects to pay a dividend in shares of Common Stock, the number of shares of Common Stock to be paid for each such dividend shall equal the number of shares that could be purchased by an equivalent cash dividend at a price per share equal to the average weighted closing prices for the Common Stock for the last 20 trading days preceding the record date on the principal trading market for the Common Stock. If there is no trading market for the Common Stock, the shares shall be valued for this purpose in good faith by the Board of Directors of the Corporation whose determination thereof shall be conclusive and binding on the holders of Preferred Stock. Any payment made by the Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, shall be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of preferred stock that is junior to Series B Preferred Stock as long as any accrued dividends on the Series B Preferred Stock remain unpaid.

         2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled, after any liquidation payment due to the holders of the Company's Series A Preferred Stock and before any distribution or payment is made upon the Common Stock or upon any other class or series or issue of preferred stock of the Corporation that is junior to the Series B Preferred Stock, to be paid an amount equal to $100 (one hundred dollars) per share of Series B Preferred Stock, plus all accrued but unpaid dividends (such amounts being herein sometimes referred to as the "Liquidation Payments"). Thereafter, the holders of the Series B Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series B Preferred Stock are insufficient to permit payment to the holders of Series B Preferred Stock of the full amount of the Liquidation Payments, then, after giving effect to any distributions made to the holders of the Corporation's Series A Preferred Stock, the entire assets of the Corporation to be distributed shall be distributed ratably per share among the holders of Series B Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A and Series B Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation shall be distributed ratably to the remaining holders of the Corporation's capital stock in accordance with their respective rights and preferences under the Corporation's Articles of Incorporation. The Corporation must give written notice of such liquidation, dissolution or winding up (stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable) by first class mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock, Series B Preferred Stock, and the Common Stock, such notice to be addressed to each shareholder at its mailing address as shown by the records of the Corporation. A sale, lease, exchange or transfer of all or substantially all of the assets of the Corporation shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this
Section 2.

         3.       Conversion.

                  3.1. Right to Convert. Subject to the terms and conditions of this Section 3, the holder of any share or shares of Series B Preferred Stock shall have the right, at such holder's option at any time after , 2001 (the "Initial Conversion Date") to convert any such shares of Series B Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the last full business day preceding the date fixed for payment of the Liquidation Payments) into such number of fully paid and nonassessable whole shares of Common Stock at a conversion price determined by dividing $100 by $2.70 (the "Conversion Price"). Such rights of conversion may be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Series B Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series B Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock are to be issued.

                  3.2. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt by the Corporation of the written notice referred to in subsection 3.1 and the certificate or certificates for the share or shares of the Series B Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date on which the Corporation receives such written notice and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Preferred Stock shall cease (with respect to the shares of Series B Preferred Stock), and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  3.3.     Fractional Shares; Dividends; Partial Conversion.

                           (a)      No fractional shares shall be issued upon
conversion of the Series B Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series B Preferred Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered pursuant to subsection 3.1 exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred Stock, represented by the certificate or certificates surrendered which are not to be converted.

                           (b)      Upon conversion of any shares of Series B
Preferred Stock, the holder of the shares of Series B Preferred Stock so converted shall be entitled to receive any dividends declared but unpaid with respect to such shares of Series B Preferred Stock provided that such dividends shall have been declared by the Board of Directors of the Corporation and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

                  3.4.     Other Notices. If at any time:

                           (a)      the Corporation declares any dividend upon
its Common Stock payable in cash or stock or makes any other distribution to the holders of the Common Stock;

                           (b)      the Corporation offers for subscription pro
rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (c)      there is any reclassification of the
capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

                           (d)      there is a voluntary or involuntary
dissolution, liquidation or winding up of the Corporation;

then the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  3.5. Stock to be Reserved. The Corporation must at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock of the Corporation may be listed. If at any time the number of authorized but unissued shares of Common Stock are insufficient to effect the conversion of all of the then outstanding shares of Series B Preferred Stock, the Corporation shall take such corporate actions as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                  3.6. No Reissuance of Series B Preferred Stock. Shares of Series B Preferred Stock that are converted into shares of Common Stock as provided herein shall not be reissued.

                  3.7. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of the Series B Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Preferred Stock which is being converted.

                  3.8. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series B Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Preferred Stock in any manner which interferes with the timely conversion of such Series B Preferred Stock.

                  3.9. Definition of Common Stock. As used in this Section 3, the term "Common Stock" means and includes the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that such term, when used to describe the securities receivable upon conversion of shares of the Series B Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation.

         4. Voting. Except as otherwise provided by law and herein, the holders of Series B Preferred Stock shall vote together with the holders of Common Stock and Series A Preferred Stock on all matters to be voted on by the shareholders of the Corporation, and each holder of Series B Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series B Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote (whether or not the Initial Conversion Date shall have occurred).

         5. Restrictions. At any time when shares of Series B Preferred Stock are outstanding, and in addition to any other vote of shareholders required by law or by the Corporation's Articles of Incorporation, without the prior consent of the holders of a majority of the outstanding Series B Preferred Stock, given in person or by proxy, either in writing, at an annual meeting or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series B Preferred Stock shall vote together as a class:

                           (a)      The Corporation will not:

                                    (i)      create or authorize the creation
         of any additional class or series of shares unless the same ranks junior to the Series B Preferred Stock both as to dividends and as to the distribution of assets on liquidation;

                                    (ii)     increase the authorized amount of
         the Series B Preferred Stock, or increase the authorized amount of any additional class or series of shares unless the same ranks junior to the Series B Preferred Stock both as to dividends and as to the distribution of assets on liquidation; or

                                    (iii)    create or authorize any
         obligations or securities convertible into shares of Series B Preferred Stock or into shares of any other class unless the same ranks junior to the Series B Preferred Stock both as to dividends and as to the distribution of assets on liquidation, in each case whether any such creation or authorization or increase shall be by means of amendment of the Corporation's Articles of Incorporation, merger, consolidation or otherwise.

                           (b)      The Corporation will not amend, alter or
repeal the Corporation's Articles of Incorporation or Bylaws in any manner, or file any directors' resolutions pursuant to the Georgia Business Corporation Code containing any provision, in either case which affects the respective preferences, voting power, qualifications, special or relative rights or privileges of the Series B Preferred Stock or which in any manner adversely affects the Series B Preferred Stock or the holders thereof as a class.

         6.       Redemption.

                  6.1. Call for Redemption. So long as dividends for all past dividend periods shall have been paid on all outstanding shares of Series B Preferred Stock prior to any notice of redemption being given and the full dividends thereon for the then current dividend period shall have been paid or declared and amounts sufficient for the payment thereof set aside (or shares of Common Stock for such purpose shall have been reserved if the Corporation shall have elected to pay such dividend in such shares), commencing November 15, 2002 and at any time thereafter the Corporation, at the option of the Board of Directors, may redeem in whole or in part the shares of Series B Preferred Stock at the time outstanding, at any time or from time to time, upon notice given as hereinafter specified, at a redemption price of $100 per share. In case of any redemption of only a part of the shares of Series B Preferred Stock at the time outstanding, the redemption shall be pro rata.

                  6.2. Notice. Notice of redemption of shares of Series B Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 20 days and not more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series B Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Preferred Stock.

                  6.3. Procedure. If such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, or, at the option of the Corporation, deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, on and after such redemption date, all shares so called for redemption, not theretofore converted and outstanding on the redemption date, shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of Georgia, shall be doing business in Georgia, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment thereof. Any funds so deposited or set aside by the Corporation which shall not be required for such redemption because of the exercise of any right of conversion pursuant to Section 3 hereof shall be released or repaid to the Corporation forthwith.

         7. Ranking of Series B Preferred Stock in Relation to Other Stock. The Series B Preferred Stock shall be deemed to rank junior to the shares of Series A Preferred Stock, prior to the shares of Common Stock, and prior to any shares of Preferred Stock of any other series authorized, designated, or issued after this date, except as shall be set forth and provided in the resolution or resolutions of the Board of Directors providing for the authorization, designation or issuance of shares of any other series of the Preferred Stock which may be on parity with, but not senior to, the Series B Preferred Stock without the approval of holders of a majority of the outstanding shares of Series B Preferred as provided in Section 5 hereof.

                              ARTICLES OF AMENDMENT

                                       OF

                          FIRSTWAVE TECHNOLOGIES, INC.



                                       1.

         The name of the corporation is Firstwave Technologies, Inc.

                                       2.

         The Corporation hereby amends Article II of its Amended and Restated Articles of Incorporation by adding at the end thereof the designation of a class of Series C Convertible Preferred Stock set forth on the attached Exhibit A.

                                       3.

         These Articles of Amendment were duly adopted at a meeting of the Board of Directors which occurred on July 14, 2001. Pursuant to O.C.G.A. ss. 14-2-1003, shareholder consent was not required.

         IN WITNESS WHEREOF, the undersigned. being the President of the Corporation, has executed these Articles of Amendment to the Amended and Restated Articles of Incorporation of Firstwave Technologies, Inc. on this 18th day of July, 2001.


                                        FIRSTWAVE TECHNOLOGIES, INC.



                                        By:  /s/ Richard T. Brock
                                             -----------------------------------
                                             Richard T. Brock, President and CEO

                           CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                          FIRSTWAVE TECHNOLOGIES, INC.,

                    A GEORGIA CORPORATION (the "Corporation")


            ---------------------------------------------------------


         26,667 shares of the Corporation's Preferred Stock, no par value per share, designated as "Series C Convertible Preferred Stock" ("Series C Preferred Stock"), are authorized for issuance with the voting powers, preferences and other special rights, qualifications, limitations and restrictions thereof set forth below:

         1. Dividends. Each holder of shares of Series C Preferred Stock shall be entitled to receive, with respect to each share of Series C Preferred Stock registered in his, her or its name on the stock transfer books of the Corporation, cumulative dividends at a rate of nine percent (9%) per annum calculated on the original issue price of $75.00 per share (the "Original Issue Price") (such amount to be adjusted from time to time for any stock splits, dividend, combinations or the like with respect to such shares). Dividends on Series C Preferred Stock shall be paid monthly on the final business day of each month (commencing November 30, 2001) to holders of record as of such date, shall accrue on each share beginning on the date of issuance, and shall be cumulative. Dividends payable on the Series C Preferred Stock shall be paid in cash. Any payment made by the Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, shall be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of preferred stock that is junior to Series C Preferred Stock as long as any accrued dividends on the Series C Preferred Stock remain unpaid.

            2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series C Preferred Stock shall be entitled, prior to and in preference of any distribution or payment made upon the Common Stock, Series A Preferred Stock and Series B Preferred Stock or upon any other class or series or issue of preferred stock of the Corporation that is junior to the Series C Preferred Stock, to be paid an amount equal to $75 (seventy-five dollars) per share of Series C Preferred Stock (such amount to be adjusted from time to time for any stock splits, dividend, combinations or the like with respect to such shares), plus all accrued but unpaid dividends (such amounts being herein sometimes referred to as the "Liquidation Payments"). Thereafter, the holders of the Series C Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series C Preferred Stock are insufficient to permit payment to the holders of Series C Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be distributed shall be distributed ratably per share among the holders of Series C Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series C Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation shall be distributed ratably to the remaining holders of the Corporation's capital stock in accordance with their respective rights and preferences under the Corporation's Articles of Incorporation. The Corporation must give written notice of such liquidation, dissolution or winding up (stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable) by first class mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at its mailing address as shown by the records of the Corporation.

            3. Conversion.


                        3.1 Right to Convert. Subject to the terms and conditions of this Section 3, the holder of any share or shares of Series C Preferred Stock shall have the right, at such holder's option at any time to convert any such shares of Series C Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the last full business day preceding the date fixed for payment of the Liquidation Payments) into such number of fully paid and nonassessable whole shares of Common Stock price determined by dividing the Original Issue Price by the Conversion Price in effect at the time of the conversion. The "Conversion Price" shall initially be equal to the lesser of (i) $0.75 or (ii) the product of (x) 0.75 multiplied by (y) the average closing price of Common Stock as reported by The Nasdaq Stock Market, Inc. for the twenty (20) consecutive trading days ending on the date on which the Corporation's shareholders approved the designation of the Series C Preferred Stock (the "Conversion Rate") and shall be subject to adjustment as provided herein; provided, however, the Conversion Price shall not initially be less than $0.50. Such rights of conversion may be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Series C Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series C Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock are to be issued.

                        3.2 Adjustments to Conversion Price.

                        (a) Adjustment for  Combinations  or  Consolidations  of
            Common Stock. In the event the Corporation at any time or from time to time after the effective date of a written agreement by the Corporation for the initial sale of Series C

            Preferred Stock (hereinafter referred to as the "Original Issue Date") effects a subdivision or combination of its outstanding Common Stock into a greater or lesser number of shares without a proportionate and corresponding subdivision or combination of its outstanding Series C Preferred Stock, then and in each such event the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, effective in either case at the close of business on the date when such subdivision or combination shall become effective.

                        (b) Adjustment for Dividends,  Distributions  and Common
            Stock Equivalents. In the event the Corporation at any time after the Original Issue Date takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in additional shares of Common Stock or in other securities or rights (herein referred to as "Common Stock Equivalents") convertible into or exchangeable for, or otherwise entitling the holder thereof to receive, additional shares of Common Stock without payment of any consideration by such holder for such Common Stock, the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable in payment of such dividends or distribution, or on conversion of or in exchange for or exercise of such Common Stock Equivalents, shall be deemed to have been issued and to be outstanding as of such record date (or if there is no record date, then as of the date of issuance of the additional shares of Common Stock), and the number of additional shares of Common Stock into which the Series C Preferred Stock may be converted shall be increased in proportion to the increase of the number of outstanding shares of Common Stock resulting therefrom by multiplying the Conversion Rate by a fraction,

                                    (i) the  numerator  of  which  shall  be the
                        total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents; and

                                    (ii) the  denominator  of which shall be the
                        total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

            provided, however, (A) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Rate shall be adjusted pursuant to this Subparagraph 3.2(b) as of the time of actual payment of such dividends or distributions; (B) if such Common Stock Equivalents provide, with the passage of time or otherwise, for any decrease in the number of shares of Common Stock issuable upon conversion or exercise thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustment based thereon, the Conversion Rate shall, upon any such decrease becoming effective, be recomputed to reflect such decrease insofar as it affects the rights of conversion or exercise of the Common Stock Equivalents then outstanding; (C) upon the expiration of any rights of conversion or exercise under any unexercised Common Stock Equivalents, the Conversion Rate computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent based thereon, shall, upon such expiration, be recomputed as if the only additional shares of Common Stock issued were the shares of stock, if any, actually issued upon the conversion or exercise of such Common Stock Equivalents; and (D) in the case of Common Stock Equivalents which expire by their terms not more than sixty (60) days after the date of issuance thereof, no adjustment in the Conversion Rate shall be made until the expiration or exercise of all such Common Stock Equivalents, whereupon such adjustment shall be made in the manner provided in Clause (C) above.

                        (c) Adjustment of Conversion  Rate for Diluting  Issues.
            Except as otherwise provided in this Subparagraph 3.2(c), if at any time after the Original Issue Date the Corporation sells or issues any Common Stock or Common Stock Equivalents at a per share consideration (as defined below) less than the Conversion Price for the Series C Preferred Stock then in effect, then the Conversion Rate and Conversion Price then in effect shall be adjusted as provided in subparagraphs (i), (ii) and (iii) hereof. For the purposes of the foregoing, the per share consideration with respect to the sale or issuance of Common Stock shall be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock
            Equivalents plus the minimum aggregate amount of additional consideration receivable by the Corporation upon the conversion or exercise of such Common Stock Equivalents. The issuance of Common Stock or Common Stock Equivalents for no consideration shall be deemed to be an issuance at a per share consideration of $0.01. In connection with the sale or issuance of Common Stock and/or Common

            Stock  Equivalents  for  non-cash   consideration,   the  amount  of
            consideration shall be determined by the Board of Directors of the Corporation.

                        As used  herein,  "Additional  Shares of  Common  Stock"
            shall mean either shares of Common Stock issued subsequent to the Original Issue Date or, with respect to the issuance of Common Stock Equivalents, the maximum number of shares of Common Stock issuable in exchange for, upon conversion of, or upon exercise of such Common Stock Equivalents.

                                    (i) Upon each issuance of Additional  Shares
                        of Common Stock for a per share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Price of the Series C Preferred Stock in effect on such date will be adjusted by multiplying it by a fraction:

                                            (x) the  numerator of which shall be
                           equal to the number of shares of Common Stock actually outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and

                                            (y) the  denominator  of which shall
                           be equal to the number of shares of Common Stock actually outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued.

                                    (ii) Upon  each  issuance  of  Common  Stock
                        Equivalents, exchangeable without further consideration into Common Stock, for a per share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate of the Series C Preferred Stock in effect on such date will be adjusted as in Subparagraph 3.2(c)(i) immediately above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of the Common Stock Equivalents, and the aggregate consideration received by the Corporation for such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

                                    (iii)  Upon each  issuance  of Common  Stock
                        Equivalents other than those described in Subparagraph 4(g)(ii) immediately above, for a per share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate of the Series C Preferred Stock in effect on such date will be adjusted as in Subparagraph 3.2(c)(i) immediately above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of such Common Stock Equivalents, and the aggregate consideration received and that receivable by the Corporation on conversion or exercise of such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

                                    (iv)  Once any  Additional  Shares of Common
                        Stock have been treated as having been issued for the purpose of this Subparagraph 3.2(c), they shall be treated as issued and outstanding shares of Common Stock whenever any subsequent calculations must be made pursuant hereto; provided that on the expiration of any options, warrants or rights to purchase Additional Shares of Common Stock, the termination of any rights to convert or exchange for Additional Shares of Common Stock, or the expiration of any options or rights related to such convertible or exchangeable securities on account of which an adjustment in the Conversion Rate has been made previously pursuant to this Subparagraph 3.2(c), the Conversion Rate shall forthwith be readjusted to such Conversion Rate as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities. Any adjustment of the
                        Conversion Rate shall also cause an appropriate adjustment of the Conversion Price, calculated by dividing the adjusted Conversion Rate into the Conversion Price previously in effect.

                                    (v)  The   foregoing   notwithstanding,   no
                        adjustment of the Conversion Rate and Conversion Price shall be made as a result of the issuance of:

                                            -- shares issuable upon the exercise
                           of any options to purchase shares of Common Stock granted by the Corporation pursuant to an employee stock option plan or other similar plan adopted by the Board of Directors and stockholders of the Corporation;

                                            -- any   shares   of  Common  Stock
                           pursuant to which the Conversion Rate and Conversion Price are adjusted under Subparagraph 3.2(a) or 3.2(b);

                                            --  any   shares  of  Common   Stock
                           pursuant to the exchange, conversion, or exercise of any Common Stock Equivalents which have previously been incorporated into computations hereunder on the date when such Common Stock Equivalents were issued; or

                                            --       any shares of Common  Stock
                           upon the conversion of any of the Series C Preferred Stock.

                        (d) Minimum Adjustment.  No adjustment in the Conversion
            Rate and Conversion Price need be made if such adjustment would result in a change in the Conversion Price of less than $0.05. Any adjustment of less than $0.05 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.05 or more in the Conversion Price.

            3.3 Issuance of Certificates; Time Conversion Effected. Promptly after the receipt by the Corporation of the written notice referred to in Subsection 3.1 and the certificate or certificates for the share or shares of the Series C Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date on which the Corporation receives such written notice and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Preferred Stock shall cease (with respect to the shares of Series C Preferred Stock), and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

            3.4 Fractional Shares; Dividends; Partial Conversion.

                        (a) No fractional shares shall be issued upon conversion
            of the Series C Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series C Preferred Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered pursuant to Subsection 3.1 exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Preferred Stock, represented by the certificate or certificates surrendered which are not to be converted.

                        (b) Upon  conversion of any shares of Series C Preferred
            Stock, the holder of the shares of Series C Preferred Stock so converted shall be entitled to receive any dividends declared but unpaid with respect to such shares of Series C Preferred Stock provided that such dividends shall have been declared by the Board of Directors of the Corporation and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

                        3.5 Other Notices. If at any time:

                        (a) the  Corporation  declares  any  dividend  upon  its
            Common   Stock   payable  in  cash  or  stock  or  makes  any  other
            distribution to the holders of the Common Stock;

                        (b) the Corporation  offers for subscription pro rata to
            the holders of its Common Stock any additional shares of stock of any class or other rights;

                        (c) there is any  reclassification  of the capital stock
            of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

                        (d) there is a  voluntary  or  involuntary  dissolution,
            liquidation or winding up of the Corporation;

then the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series C Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                        3.6 Stock to be Reserved.  The  Corporation  must at all
            times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued  without  violation  of  any  applicable  law  or
            regulation, or of any requirement of any national securities exchange upon which the Common Stock of the Corporation may be listed. If at any time the number of authorized but unissued shares of Common Stock are insufficient to effect the conversion of all of the then outstanding shares of Series C Preferred Stock, the Corporation shall take such corporate actions as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                        3.7 No Reissuance of Series B Preferred Stock. Shares of
            Series C Preferred Stock that are converted into shares of Common Stock as provided herein shall not be reissued.

                        3.8 Issue Tax. The issuance of  certificates  for shares
            of Common Stock upon conversion of the Series C Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Preferred Stock which is being converted.

                        3.9 Closing of Books.  The  Corporation  will at no time
            close its transfer books against the transfer of any Series C Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series C Preferred Stock in any manner which interferes with the timely conversion of such Series C Preferred Stock.

                        3.10 Definition of Common Stock. As used in this Section
            3, the term "Common Stock" means and includes the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that such term, when used to describe the securities receivable upon conversion of shares of the Series C Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation.

                        4. Voting; Board of Directors.

                                    (a) Except as otherwise  provided by law and
                        herein, the holders of Series C Preferred Stock shall vote together with the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock on all matters to be voted on by the shareholders of the Corporation, and each holder of Series C Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series C Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote.

                                    (b)  For  so  long  as at  least  50% of the
                        originally issued shares of Series C Preferred Stock remain issued and outstanding, the holders of the Series C Preferred Stock shall be entiteld to appoint one (1) observer to the Corporation's Board of Directors. The observer, or his/her representative, will be entitled to attend all meetings of the Board of Directors and its committees and will be reimbursed for all reasonable travel expenses related to the attendance of such meetings.

            5. Restrictions. At any time when at least 50% of the originally issued shares of Series C Preferred Stock are outstanding, and in addition to any other vote of shareholders required by law or by the Corporation's Articles of Incorporation, without the prior consent of the holders of 66% of the outstanding Series C Preferred Stock, given in person or by proxy, either in writing, at an annual meeting or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series C Preferred Stock shall vote together as a class:

            (a) The Corporation will not:

                                                (i)  create  or  authorize   the
                                    creation of any additional class or series of shares unless the same ranks junior to the Series C Preferred Stock both as to dividends and as to the distribution of assets on liquidation;

                                                (ii)  increase  the   authorized
                                    amount of the Series C Preferred  Stock,  or
                                    increase  the   authorized   amount  of  any
                                    additional  class or series of shares unless
                                    the  same  ranks  junior  to  the  Series  C
                                    Preferred  Stock both as to dividends and as
                                    to   the    distribution    of   assets   on
                                    liquidation;

                                                (iii)  create or  authorize  any
                                    obligations or securities  convertible  into
                                    shares of Series C  Preferred  Stock or into
                                    shares of any other  class  unless  the same
                                    ranks junior to the Series C Preferred Stock
                                    both   as  to   dividends   and  as  to  the
                                    distribution of assets on liquidation; or

                                                (iv) take any actions which will
                                    result in the liquidation or dissolution of the Corporation.

in each case whether any such creation or authorization or increase shall be by means of amendment of the Corporation's Articles of Incorporation, merger, consolidation or otherwise.

                        (b) The Corporation will not amend,  alter or repeal the
            Corporation's Articles of Incorporation or Bylaws in any manner, or file any directors' resolutions pursuant to the Georgia Business Corporation Code containing any provision, in either case which affects the respective preferences, voting power, qualifications, special or relative rights or privileges of the Series C Preferred Stock or which in any manner adversely affects the Series C Preferred Stock or the holders thereof as a class.

                     6. Redemption.

                        6.1 Call for  Redemption.  So long as dividends  for all
            past dividend periods shall have been paid on all outstanding shares of Series C Preferred Stock prior to any notice of redemption being given and the full dividends thereon for the then current dividend period shall have been paid or declared and amounts sufficient for the payment thereof set aside (or shares of Common Stock for such purpose shall have been reserved if the Corporation shall have elected to pay such dividend in such shares), commencing July __, 2004 and at any time thereafter the Corporation, at the option of the Board of Directors, may redeem in whole or in part the shares of Series C Preferred Stock at the time outstanding, at any time or from time to time, upon notice given as hereinafter specified, at a redemption price of $75 per share (as adjusted from time to time in respect to stock dividends, splits, combination and the like with respect to such shares). In case of any redemption of only a part of the shares of Series C Preferred Stock at the time outstanding, the redemption shall be pro rata.

                        6.2 Notice.  Notice of  redemption of shares of Series C
            Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 20 days and not more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series C Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock.

                        6.3 Procedure.  If such notice of redemption  shall have
            been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, or, at the option of the Corporation, deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, on and after such redemption date, all shares so called for redemption, not theretofore converted and outstanding on the redemption date, shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of Georgia, shall be doing business in Georgia, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment thereof. Any funds so deposited or set aside by the Corporation which shall not be required for such redemption because of the exercise of any right of conversion pursuant to Section 3 hereof shall be released or repaid to the Corporation forthwith.

            7. Ranking of Series C Preferred Stock in Relation to Other Stock. The Series C Preferred Stock shall be deemed to rank prior to the shares of Series A Preferred Stock, prior to the shares of Series B Preferred Stock, prior to the shares of Common Stock, and prior to any shares of Preferred Stock of any other series authorized, designated, or issued after this date, except as shall be set forth and provided in the resolution or resolutions of the Board of Directors providing for the authorization, designation or issuance of shares of any other series of the Preferred Stock which may not be on parity with or senior to the Series C Preferred Stock without the approval of holders of a majority of the outstanding shares of Series C Preferred as provided in Section 5 hereof.

                              ARTICLES OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                          FIRSTWAVE TECHNOLOGIES, INC.

         Pursuant to the provisions of Section 14-2-1003 of the Georgia Business Corporation Code, the undersigned, Firstwave Technologies, Inc., a Georgia corporation (the "Corporation"), adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:

                                       I.

         The name of the Corporation is:  Firstwave Technologies, Inc.

                                       II.

         Article Two of the Corporation's Amended and Restated Certificate of Incorporation is hereby amended as follows:

By adding as a second sentence to the first paragraph of Article Two, the following:

Simultaneously with the effective date of this Articles of Amendment (the "Effective Date") all issued and outstanding shares of Common Stock ("Existing Common Stock") shall be and hereby are automatically combined and reclassified (the "Reverse Split") as follows: each three (3) shares of Existing Common Stock shall be combined and reclassified (the "Reverse Split") as one (1) share of issued and outstanding Common Stock ("New Common Stock"). The Corporation shall not issue fractional shares on account of the Reverse Split. Any fractional share resulting from such change shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent bargained for consideration.

The Corporation shall, through its transfer agent, provide certificates representing New Common Stock to holders of Existing Common Stock in exchange for certificates representing Existing Common Stock. From and after the Effective Date, certificates representing shares of Existing Common Stock are hereby canceled and shall represent only the right of holders thereof to receive New Common Stock.

From and after the Effective Date, the term "New Common Stock" as used in this Article Two shall mean Common Stock as provided in the Amended and Restated Articles of Incorporation.

                                      III.

         The foregoing amendment was duly approved and adopted in accordance with the provisions of Section 14-2-1003 of the Georgia Business Corporation Code and the Bylaws of the Corporation at a meeting of the Board of Directors of the Corporation on September 7, 2001 at which a quorum was present and acting throughout. The Board of Directors previously declared the advisability of the amendment and directed that the amendment be submitted to the shareholders of the Corporation for approval.

                                       IV.

         At a special meeting of the shareholders of the Corporation held on September 7, 2001, a majority of the shares of outstanding Common Stock entitled to vote thereon was voted in favor of the amendment in accordance with Section 14-2-1003 of the Georgia Business Corporation Code.

                                       V.

         This amendment shall become effective at 12:01 a.m. Eastern Daylight on September 12, 2001.

         IN WITNESS WHEREOF, the undersigned has executed this Articles of Amendment to the Amended and Restated Certificate of Incorporation of Firstwave Technologies, Inc. this 7th day of September, 2001.

                                                FIRSTWAVE TECHNOLOGIES, INC.


                                                By:  /s/ Judith A. Vitale
                                                Name:Judith A. Vitale
                                                Title:VP-Finance and
                                                      Administration, Corp.
                                                      Secretary

                              ARTICLES OF AMENDMENT

                                       OF

                          FIRSTWAVE TECHNOLOGIES, INC.



                                       1.

         The name of the corporation is Firstwave Technologies, Inc.

                                       2.

         The Corporation hereby amends Article II of its Amended and Restated Articles of Incorporation by amending and restating in their entirety Sections 1 and 2 of the designation of the Company's Series A Convertible Preferred Stock as follows:

1. Dividends. Each holder of shares of Series A Preferred Stock shall be entitled to receive, with respect to each share of Series A Preferred Stock registered in his, her or its name on the stock transfer books of the Corporation, cumulative dividends at a rate of $9 per annum. For all periods prior to December 31, 2001, dividends on Series A Preferred Stock shall be paid annually on December 31 of each year to holders of record as of December 15 of such year (except that any holder that converts such holder's shares of Series A Preferred Stock pursuant to
         Section 3 hereof shall be paid, on the date of conversion, cumulative dividends dating only through the last full fiscal quarter prior to the date of conversion), shall accrue on each share beginning on the date of issuance, and shall be cumulative. All dividends accruing on or after January 1, 2002 shall be paid monthly (on the last business day of such month) to the holders of record as of the 15th day of such month (except that any holder that converts such holder's shares of Series A Preferred Stock pursuant to Section 3 hereof shall be paid, on the date of conversion, cumulative dividends dating only through the last full month prior to the date of conversion). Dividends payable on the Series A Preferred Stock shall be paid in cash or, at the election of the Corporation, in shares of the common stock, no par value per share (the "Common Stock") of the Corporation. If the Corporation elects to pay a dividend in shares of Common Stock, the number of shares of Common Stock to be paid for each such dividend shall equal the number of shares that could be purchased by an equivalent cash dividend at a price per share equal to the average closing prices for the Common Stock for the last 20 trading days preceding the record date on the principal trading market for the Common Stock. If there is no trading market for the Common Stock, the shares shall be valued for this purpose in good faith by the Board of Directors of the Corporation whose determination thereof shall be conclusive and binding on the holders of Series A Preferred Stock. Any payment made by the
         Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, shall be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of preferred stock that is junior to Series A Preferred Stock as long as any accrued dividends on the Series A Preferred Stock remain unpaid.

2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled, before any distribution or payment is made upon the Common Stock or upon any other class or series or issue of preferred stock of the Corporation that is junior to the Series A Preferred Stock, to be paid an amount equal to $100 per share of Series A Preferred Stock, plus all accrued but unpaid dividends (such amounts being herein sometimes referred to as the "Liquidation Payments"). Thereafter, the holders of the Series A Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series A Preferred Stock are insufficient to permit payment to the holders of Series A Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be distributed shall be distributed ratably per share among the holders of Series A Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation shall be distributed ratably to the remaining holders of the Corporation's capital stock in accordance with their respective rights and preferences under the Corporation's Articles of Incorporation. The Corporation must give written notice of such liquidation, dissolution or winding up (stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable) by first class mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at its mailing address as shown by the records of the Corporation."

                                       3.

         The Corporation hereby amends Article II of its Amended and Restated Articles of Incorporation by amending and restating in their entirety Sections 1 and 2 of the designation of the Company's Series B Convertible Preferred Stock as follows:

3. Each holder of shares of Series B Preferred Stock shall be entitled to receive, with respect to each share of Series B Preferred Stock registered in his, her or its name on the stock transfer books of the Corporation, cumulative dividends at a rate of $9.00 (nine dollars) per annum. For all periods prior to December 31, 2001, dividends on Series B Preferred Stock shall be paid annually on December 31 of each year (commencing December 31, 2001) to holders of record as of December 15 of such year, shall accrue on each share beginning on the date of issuance, and shall be cumulative. All dividends accruing on or after January 1, 2002 shall be paid monthly (at the rate of $0.75 per month and on the last business day of such month) to the holders of record as of the 15th day of such month (except that any holder that converts such holder's shares of Series B Preferred Stock pursuant to Section 3 hereof shall be paid, on the date of conversion, cumulative dividends dating only through the last full month prior to the date of conversion). Dividends payable on the Series B Preferred Stock shall be paid in cash or, at the election of the Corporation, in shares of the common stock, no par value per share (the "Common Stock") of the Corporation. If the Corporation elects to pay a dividend in shares of Common Stock, the number of shares of Common Stock to be paid for each such dividend shall equal the number of shares that could be purchased by an equivalent cash dividend at a price per share equal to the average weighted closing prices for the Common Stock for the last 20 trading days preceding the record date on the principal trading market for the Common Stock. If there is no trading market for the Common Stock, the shares shall be valued for this purpose in good faith by the Board of Directors of the Corporation whose determination thereof shall be conclusive and binding on the holders of Preferred Stock. Any payment made by the Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, shall be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of preferred stock that is junior to Series B Preferred Stock as long as any accrued dividends on the Series B Preferred Stock remain unpaid.

2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled, after any liquidation payment due to the holders of the Company's Series A Preferred Stock and before any distribution or payment is made upon the Common Stock or upon any other class or series or issue of preferred stock of the Corporation that is junior to the Series B Preferred Stock, to be paid an amount equal to $100 (one hundred dollars) per share of Series B Preferred Stock, plus all accrued but unpaid dividends (such amounts being herein sometimes referred to as the "Liquidation Payments"). Thereafter, the holders of the Series B Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series B Preferred Stock are insufficient to permit payment to the holders of Series B Preferred Stock of the full amount of the Liquidation Payments, then, after giving effect to any distributions made to the holders of the Corporation's Series A Preferred Stock, the entire assets of the Corporation to be distributed shall be distributed ratably per share among the holders of Series B Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A and Series B Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation shall be distributed ratably to the remaining holders of the Corporation's capital stock in accordance with their respective rights and preferences under the Corporation's Articles of Incorporation. The Corporation must give written notice of such liquidation, dissolution or winding up (stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable) by first class mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock, Series B Preferred Stock, and the Common Stock, such notice to be addressed to each shareholder at its mailing address as shown by the records of the Corporation.

                                       4.

         These Articles of Amendment were duly adopted at a meeting of the Board of Directors which occurred on July 13, 2001. These Articles of Amendment were duly adopted at a special meeting of the shareholders which occurred on August 29, 2001.


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         IN  WITNESS  WHEREOF,  the  undersigned.  being  the  President  of the
Corporation, has executed these Articles of Amendment to the Amended and Restated Articles of Incorporation of Firstwave Technologies, Inc. on this 14th day of September, 2001.


                                    FIRSTWAVE TECHNOLOGIES, INC.



                                    By:  /s/ Richard T. Brock
                                         -----------------------------------
                                         Richard T. Brock, President and CEO



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